EXHIBIT 21

                         Subsidiaries of the Registrant

The  following  were  the  direct  or  indirect  wholly-owned   subsidiaries  of
Cornerstone Realty Income Trust, Inc. as of December 31, 2000:

        Name of Subsidiary                                        Organized As
        ------------------                                        ------------
                                                            >
        CRIT-NC, LLC                                              Virginia limited liability company
        Cornerstone Acquisition Company                           Virginia corporation
        CRIT-SC, Inc.                                             Virginia corporation
        CRIT-SC, LLC                                              Virginia limited liability company
        CRIT-VA, Inc.                                             Virginia corporation
        CRIT Special, Inc.                                        Virginia corporation
        Apple General, Inc.                                       Virginia corporation
        Apple Limited, Inc.                                       Virginia corporation
        Apple REIT Limited Partnership                            Virginia limited partnership
        Apple REIT II Limited Partnership                         Virginia limited partnership
        Apple REIT III Limited Partnership                        Virginia limited partnership
        Apple REIT IV Limited Partnership                         Virginia limited partnership
        Apple REIT V Limited Partnership                          Virginia limited partnership
        Apple REIT VI Limited Partnership                         Virginia limited partnership
        Apple REIT VII Limited Partnership                        Virginia limited partnership
        CRIT Cornerstone Limited Partnership                      Virginia limited partnership
        CRIT-NC II, LLC                                           Delaware limited liability company
        CAC Special General, Inc.                                 Virginia corporation
        CAC Special Limited, Inc.                                 Virginia corporation
        CAC Limited Partnership                                   Virginia limited partnership